Exhibit 10dd-6

                       SIXTH AMENDMENT

                             TO

              AMERITECH MID-CAREER PENSION PLAN

  (As Amended and Restated Effective as of January 1, 1989)

     RESOLVED, that the Ameritech Mid-Career Pension Plan

(As Amended and Restated Effective as of January 1, 1989)

(the "Plan") is hereby amended by adding the following as

Supplement B to the Plan effective as of the date or dates

indicated therein:



                        "SUPPLEMENT B

                             TO

              AMERITECH MID-CAREER PENSION PLAN



Application:   B-1.  This Supplement B to the Ameritech Mid-

               Career Pension Plan (the "Plan") is

               applicable to each Participant in the Plan

               who is an Eligible Employee as defined in

               Paragraph 2(m) of Section 4 of the Pension

               Plan (an "Affected Participant") and who

               satisfies the conditions described below.



Definitions:   B-2.  Unless the context clearly implies or

               indicates to the contrary, a word, term or

               phrase used or defined in the Plan is

               similarly used or defined for purposes of

               this Supplement B.



Special 1992-93 Deferred
Vested Pension
Adjustment:    B-3.  Any Affected Participant who terminates

               employment on or after July 31, 1992 and on

               or before March 31, 1993 and who is then

               under normal retirement age as defined in

               Subparagraph 1(f) of Section 4 of the Pension

               Plan and who then receives an increase in his

               deferred vested pension under Subparagraph

               2(m)(iii) of Section 4 of the Pension Plan

               shall also have his benefits under the Plan

               increased by multiplying the percentage from

               the attached Table A for the Affected

               Participant's age in years and completed

               months at termination of employment by the

               Affected Participant's previously calculated

               Plan benefits whether in monthly or lump sum

               form and adding the amount obtained by such

               calculation to the Affected Participant's

               previously calculated Plan benefits.









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